BBH TRUST

SUPPLEMENT DATED NOVEMBER 17, 2025 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2025

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Unless otherwise noted, capitalized terms used in this supplement have the same meaning as defined in the Statement of Additional Information.

I.	BBH Select Series – Large Cap Fund and BBH Select Series – Mid Cap Fund

The BBH Select Series – Large Cap Fund and BBH Select Series – Mid Cap Fund (the “Funds”) were converted to the BBH Select Large Cap ETF and BBH Select Mid Cap ETF, respectively, on November 17, 2025. The Statement of Additional Information contains references and information related to the Funds. Effective immediately, all information related to the Fund is hereby deleted from the Statement of Additional Information.

If you have any questions, please contact your intermediary, relationship manager or the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.